UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 16, 2013

Lion Lam Diamond Corporation

(Exact name of registrant as specified in its charter)

Texas	333-172112	27-3309602
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

  14520 Memorial Dr, Suite 206, Houston, Texas 77079

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (281)-776-9101

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 4.01	Dismissal of Independent Registered Public Accountant

(a)	Previous independent registered public accounting firm

(i)

Effective July 30, 2013, the Public Company Accounting Oversight Board ( "PCAOB") issued an order which, among other things, revoked the PCAOB registration of Stan J. H. Lee, CPA, the Company's independent registered public accounting firm. As a result of that revocation, the Company can no longer include the audit report and consent of Stan J.H, CPA in its filings with the Securities and Exchange Commission. In light of the foregoing actions by the PCAOB, the Company dismissed Stan J. H. Lee, CPA, as the Company's independent registered public accounting firm on August 16, 2013.

Stan J. H. Lee, CPA issued an audit report for the fiscal year ended December 31, 2012, the Company will engaged a firm that is registered with the PCAOB to re-audit that year. The re-audit report will be included during the 10K filing after December 31, 2013.

	(ii)	The audit report by Stan J. H. Lee, CPA, on the Company’s financial statements for the years ended December 31, 2012 and December 31, 2011, and for the period from July 14, 2010 ( inception) to June 30, 2013, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit reports on the financial statements of the Company for the fiscal years ended December 31, 2012 and December 31, 2011 contained uncertainty about the company's ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the years ended December 31, 2012 and 2011, and any subsequent interim period through August 16, 2013, there have been no disagreements with our former Independent registered public accounting firm, Stan J. H. Lee, CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its report.

	(v)	The Company has requested our former Independent registered public accounting firm, Stan J.H. Lee, CPA, to furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company is unable to obtain an amended Exhibit 16 letter for an amended Form 8-K.

(b)	New independent registered public accounting firm

	(i)	On August 19, 2013 the Company engaged BF Borgers CPA PC, as its new independent registered public accounting firm. During the years ended December 31, 2012 and 2011, and through August 19, 2013, the Company had not consulted with BF Borgers CPA PC, regarding any of the following:

	(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

	(iii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that BF Borgers CPA, PC, concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

 Exhibit 16.1 Letter from Stan J. H. Lee, CPA, dated August 22, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lion Lam Diamond Corporation

/s/ Cai Yu
CAI YU Chief Executive Officer and Chief Financial Officer Director

Date: August 22, 2013

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